U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 24, 2008

AMIWORLD, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-52742	20-5928518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

60 E. 42nd Street, Suite 1225

New York, NY 10165

(Address of principal executive offices)

(212) 557-0223

(Issuer’s Telephone Number)

Item 4.01 Change in Registrant’s Certifying Accountant

          By mutual agreement, the relationship between our Company and the firm of Ronald R. Chadwick, P.C. (“RRC”), our independent accountant who audited our financial statements beginning in our fiscal year ended December 31, 2002 through our fiscal year ended December 31, 2007, was terminated effective December 24, 2008. Our Board of Directors authorized this action. RRC had audited our financial statements for the fiscal years ended December 31, 2002, 2003, 2004, 2005, 2006 and 2007, and reviewed our financial statements for the related interim periods, including the periods ended March 31, 2008, June 30, 2008 and September 30, 2008.

In connection with the audit of our financial statements as of and for the fiscal years ended December 31, 2002 through December 31, 2007, and for the subsequent interim period through September 30, 2008, there were no disagreements with RRC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of RRC, would have caused them to make reference in connection with its reports to the subject matter of the disagreements.

          The audit report of RRC on our financial statements as of and for the years ended December 31, 2007 and December 31, 2006, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except relevant to the audit report for the year ended December 31, 2006, which stated as follows:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”           We have requested that RRC furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

          In addition, effective December 24, 2008, we retained the firm of Stark Winter Schenkein & Co., LLP (“SWS”), to audit our financial statement for our fiscal year ending December 31, 2008, and include such report as part of our annual report on Form 10-K for our fiscal year ending December 31, 2008. This change in independent accountants was approved by our Board of Directors. There were no consultations between us and SWS prior to their appointment.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

             Our Press Release advising of the change in independent accounting firm is attached as Exhibit 99.7 and is hereby incorporated.

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Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

16.1	Letter from Ronald R. Chadwick P.C.

99.7	Press Release Advising of Change in Certified Public Accountant

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 24, 2008

AMIWORLD, INC.
(Registrant)

By: s/Mamoru Saito___________________ Mamoru Saito, Chief Executive Officer

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